                                                                    EXHIBIT 99.1

                            Agreement of Joint Filing

         Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated April 14, 2005.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: January 10, 2007

                                  BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                  By:  Barington Companies Investors, LLC,
                                       its general partner

                                  By: /s/ James A. Mitarotonda
                                      --------------------------
                                  Name:  James A. Mitarotonda
                                  Title: Managing Member


                                  BARINGTON COMPANIES INVESTORS, LLC


                                  By: /s/ James A. Mitarotonda
                                      --------------------------
                                  Name:  James A. Mitarotonda
                                  Title: Managing Member

                                  BARINGTON COMPANIES OFFSHORE FUND, LTD.


                                  By: /s/ James A. Mitarotonda
                                      --------------------------
                                  Name:  James A. Mitarotonda
                                  Title: President

                                  BARINGTON OFFSHORE ADVISORS, LLC


                                  By: /s/ James A. Mitarotonda
                                      --------------------------
                                  Name:  James A. Mitarotonda
                                  Title: Authorized Signatory

                                  BARINGTON CAPITAL GROUP, L.P.
                                  By:  LNA Capital Corp., its general
                                        partner

                                  By: /s/ James A. Mitarotonda
                                      --------------------------
                                  Name:  James A. Mitarotonda
                                  Title: President and CEO

                                  LNA CAPITAL CORP.


                                  By: /s/ James A. Mitarotonda
                                      --------------------------
                                  Name:  James A. Mitarotonda
                                  Title: President and CEO


                                  /s/ James A. Mitarotonda
                                  -----------------------------
                                  James A. Mitarotonda



                                  STARBOARD VALUE & OPPORTUNITY FUND, LLC
                                  By: Admiral Advisors, LLC, its
                                  managing member

                                  By: /s/ Jeffrey M. Solomon
                                  -----------------------------
                                  Name:  Jeffrey M. Solomon
                                  Title: Authorized Signatory



                                  ADMIRAL ADVISORS, LLC
                                  By: Ramius Capital Group, L.L.C., its
                                  sole member

                                  By: /s/ Jeffrey M. Solomon
                                  -----------------------------
                                  Name: Jeffrey M. Solomon
                                  Title: Authorized Signatory


                                  RAMIUS SECURITIES, L.L.C.
                                  By: Ramius Capital Group, L.L.C., its
                                  sole member

                                  By: /s/ Jeffrey M. Solomon
                                  -----------------------------
                                  Name: Jeffrey M. Solomon
                                  Title: Authorized Signatory

                                   RAMIUS CAPITAL GROUP, L.L.C.

                                   By: C4S & Co., L.L.C., its Managing Member

                                   By: /s/ Jeffrey M. Solomon
                                   -----------------------------
                                   Name: Jeffrey M. Solomon
                                   Title: Managing Member



                                   C4S & CO., L.L.C.

                                   By: /s/ Jeffrey M. Solomon
                                   -----------------------------
                                   Name: Jeffrey M. Solomon
                                   Title: Managing Member



                                   /s/ Jeffrey M. Solomon
                                   -----------------------------
                                   Jeffrey M. Solomon, for himself and as
                                   Attorney-in-Fact for Peter A. Cohen,
                                   Morgan B. Stark and Thomas W. Strauss